UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 26, 2013

NICOLET BANKSHARES, INC.
(Exact name of registrant as specified in its charter)

Wisconsin	333-90052	47-0871001
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

111 North Washington Street
Green Bay, Wisconsin 54301
(Address of principal executive offices)

 (920) 430-1400
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note –

This current report on Form 8-K/A updates information provided on a Form 8-K filed April 29, 2013, relating to Item 9.01, Financial Statements and Exhibits, associated with Mid-Wisconsin Financial Services Inc. (“Mid-Wisconsin”) interim financial statements and the pro forma financial information excluded in the initial report.

Item 9.01                      Financial Statements and Exhibits

(a)
Financial Statements of Business Acquired – The Registrant is filing the March 31, 2013 financial statements of Mid-Wisconsin, acquired by the Registrant on April 26, 2013.  See the attached Exhibit 99.3.

(b)
Pro Forma Financial Information – The Registrant is filing the required pro forma information as of March 31, 2013 related to its acquisition of Mid-Wisconsin, consummated on April 26, 2013.  See the attached Exhibit 99.4.

(d)	Exhibits

Exhibit No.	Description of Exhibit
99.3	Consolidated Financial Statements of Mid-Wisconsin as of March 31, 2013 (Unaudited), pursuant to Item 9.01(a).

99.4
Unaudited Comparative Per Share Data, Pro Forma Condensed Consolidated Balance Sheet (Unaudited) as of March 31, 2013, and Pro Forma Condensed Consolidated Statement of Income (Unaudited) as of March 31, 2013, pursuant to Item 9.01(b).

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 10, 2013	NICOLET BANKSHARES, INC.

	By:	/s/ Ann. K. Lawson
Name: Ann K. Lawson
Title: Chief Financial Officer

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